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Exhibit 99.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Gart Sports Company (the "Company") for the period ended November 2, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Thomas T. Hendrickson, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)
The Report complies fully with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)
The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ THOMAS T. HENDRICKSON Thomas T. Hendrickson Chief Financial Officer November 26, 2002

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Certification of Chief Financial Officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002